March 2006 Investor Presentation

Forward Looking Statements
The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward looking statements include statements and projections related to 2006 FFO, growth in the e-commerce market, the digital communication and distribution market, and the data storage market, the market effects of regulatory requirements, the disaster recovery market, the replacement cost of our assets, redevelopment costs in our buildings, and time periods to stabilization of our development space, the effect new leases will have on our rental revenues and results of operations, lease expiration rates, the effect of leasing and acquisition on our FFO, and annualized GAAP rent. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially.
Some of the risks and uncertainties include, among others, the following: adverse economic or real estate developments in our markets or the technology industry; general and local economic conditions; defaults on or non-renewal of leases by tenants; difficulty acquiring or operating properties in foreign jurisdictions, changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation, increased interest rates and operating costs; inability to acquire new properties (including those we are in the process of acquiring); our failure to obtain necessary outside financing; increased construction costs; decreased rental rates or increased vacancy rates; difficulties in identifying properties to acquire and completing acquisitions; our failure to successfully operate acquired properties and operations; our failure to maintain our status as a REIT; possible adverse changes to tax law; environmental uncertainties and risks related to natural disasters; financial market fluctuations; changes in foreign currency exchange rates; and changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended December 31, 2004 and other filings with the Securities and
Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Digital Realty Trust overview
Tenants consist of leading global
companies diversified across various
industries
Own 45 properties comprising 9.3
million rentable sq ft which includes
1.2 million sq ft of additional space
held for redevelopment
(1)
Portfolio occupancy of 93.9% and
“same store” occupancy of 94.5%
(2)
Assets strategically located in top
technology markets in US and Europe
DLR is a leading institutional owner focused on
mission critical technology properties in the US and Western Europe
350 East Cermak Road
Chicago, IL
(1) Includes property acquisitions announced in our Earnings Release dated March 1, 2006.
(2) Occupancy is as of our last reporting period, December 31, 2005 net of redevelopment space.

DLR investment highlights
Specialized focus in dynamic and
growing industries
High quality portfolio that is difficult
to replicate
Experienced industry consolidator
with proven ability to acquire assets
below replacement cost
Acquisition and leasing pace creates
potential for strong FFO growth
Uniquely positioned as both a value
and growth REIT
2323 Bryan Street
Dallas, TX

DLR properties feature advanced technical systems
Power backup/redundancy
Power management/conversion
Precision air cooling/handling
Systems and security controls
Between $500 and $1,000 psf typically invested in DLR buildings, creating a barrier to exit for tenants and discouraging speculative new supply

UBS
AMERIQUEST MORTGAGE COMPANY
cme Chicago Mercantile Exchange

Thomas Jefferson University | Jefferson University Physicians
FIDELITY NATIONAL FINANCIAL

verizon
at&t
T-Systems

YAHOO!
ebY
Microsoft

Infosys
CSC EXPERIENCE. RESULTS.

DIGITAL REALTY TRUST

DLR is unique in its focus on technology properties
Data Centers (36%
(1)
) Internet Gateways (42%
(1)
)
Financial Health/Insurance Communications Internet Enterprise
• Storage/server intensive buildings
• Provide a secure 24 x 7
environment for the storage and
processing of mission-critical
electronic information
• Used to house the primary IT
operations of leading companies,
transaction processing and
disaster recovery purposes
• Internet and telecom network
intensive buildings
• Serve as the hub for Internet and
data communications within and
between major metropolitan areas
• Market-dominant position in their
respective MSAs
• Frequently serve as a super-
regional connection point with
multiple anchor tenants
(1)  Calculated based on annualized rents using in place leases as of December 31, 2005.
IT Services

Strong trends drive sustained demand for DLR space
Other Growth Drivers
Increased federal
regulatory and
legislative requirements
for business continuity
and records retention
Disaster Recovery
initiatives prioritized as
a result of Hurricanes
Katrina and Rita
HIPAA patient records
security and retention
regulations
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
E-Commerce¹
Digital
Communication
& Distribution²
Data
Storage³
14%
73%
60%
Primary Drivers – Estimated Annual Growth Rates
1 – As per Forrester Research estimate of US online sales growth from 2005 -2010.
2 – As per IDC estimate of US VOIP subscriber growth from 2005 to 2009.
3 – As per Wall Street Journal estimate of corporate data storage capacity growth.

0%
10%
20%
30%
40%
50%
60%
Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Q1'05 Q2'05 Q3'05 Q4'05
$0
$100
$200
$300
$400
$500
$600
Source:
Estimated based on reported cabinet (available and billing), square feet and revenue data from Equinix and Savvis as per press releases, SEC filings, research reports and internal DLR estimates as of December 31, 2005.  Assumes 35 sq ft per cabinet throughout period if square feet not reported.
Equinix and Savvis, two leading managed service providers that “resell” space leased directly from DLR, are experiencing strong growth in revenues and utilization
Bill rates and utilization rates are escalating
Revenue PSF Utilization Rate
Revenue PSF (Utilized)
Revenue PSF (Total)
Utilization Rate
$518 psf
$532 psf
$148 psf
$301 psf
29%
57%

•
Former General Manager of Critical Facilities for EDS
•
18+ years of technology infrastructure experience
Ted Martin
Director of Operations
•
Former Director of Sales, Nortel Networks
•
13+ years of technology business experience
Christopher Crosby
SVP Sales & Tech Svcs
•
Former Head of GI Partners real estate acquisitions
•
17+ years of real estate experience
Scott Peterson
SVP Acquisitions
•
Former President & CFO of TriNet
•
24+ years of finance and real estate experience
A. William Stein
CFO/CIO
•
Co-founder of Digital Realty Trust
•
25+ years of real estate and technology experience
Michael Foust
CEO
•
Co-founder of Digital Realty Trust
•
23+ years of real estate and technology experience
Richard Magnuson
Executive Chairman
Senior management leads a complete REIT team
•
Relevant
experience
•
Proven track
record
•
Public
markets
background
DLR is organized and managed to deliver growth
Management is supported by a team of over 60 professionals in the US and Europe focused on executing DLR’s core strategy

23.2%
13.6%
10.8%
77.9%
20.8%
12.1%
0%
20%
40%
60%
80%
100%
DLR Peer Group Composite RMS
FY 2005 Total Return 2006 YTD Total Return
DLR continues to outperform its peers and the RMS
DLR is a top performing REIT
Note: YTD 2006 Total Return as of March 1, 2006 assuming dividend reinvestment as per SNL Financial.
(1) Peer Group Composite includes ARE, BMR, OFC and SLG.
(1)

Leading presence in US and Europe
Boston
Boston
San Francisco
Los Angeles
Dallas
Chicago
NY Metro
DLR Regional Office
DLR Market
Note:
Reflects all owned assets as reported in our Earnings Release dated March 1, 2006.
Charlotte
St. Paul
Philadelphia
Phoenix
Denver
Sacramento
Geneva
Dublin
Austin
Silicon Valley
Northern
Virginia
Atlanta
Miami
Boston
London
Amsterdam
9,318,924 55 45 Total
254,895 4 4 International
9,064,029 51 41 Domestic
Total Rentable
Square Feet
# of
Buildings
# of
Properties

DLR is increasingly well diversified by sector
Industry Distribution
Communications
38%
IT Services
29%
Other
Technology
18%
Financial &
Professional
Services
12%
Non-Technology
3%
Note: Calculated based on annualized rents using in place leases as of December 31, 2005.

2005 & YTD 2006 Acquisitions
(1) Net rentable square feet figures include space held for redevelopment.
(2) Savvis Portfolio includes 2401 & 2403 Walsh Street, 4605 & 4700 Old Ironsides Drive and 200 North Nash Street.
(3) Charlotte Portfolio includes 113 & 125 North Meyers and 731 East Trade Street.
DLR acquired approximately $489M in new properties
contributing approximately $42M in run-rate NOI
Net Rentable Redevelopment Occupancy
Property Location Sq Ft (1) Sq Ft (Net of Redev)
833 Chestnut East Philadelphia 654,758        119,660            91%
1125 Energy Park Drive St. Paul 88,134          -                     100%
350 East Cermak Road Chicago 1,133,391     263,208            92%
8534 Concord Center Drive Denver 82,229          -                     100%
Savvis Portfolio (2) Santa Clara & Los Angeles 560,000        -                     100%
600-780 South Federal Chicago 161,547        -                     84%
Paul van Vlissingenstraat 16 Amsterdam 112,472        -                     62%
Charlotte Portfolio (3) Charlotte 95,490          23,743              98%
115 Second Avenue Waltham, MA 68,069          55,569              N/A
Chemin de l'Epinglier 2 Geneva 59,190          -                     100%
251 Exchange Place Herndon, VA 70,982          -                     100%
7500 &7620 Metro Center Drive Austin 119,962        74,962              100%
3 Corporate Place Piscataway, NJ 283,124        283,124            N/A
2005 Acquisitions 3,489,348     820,266
4025 Midway Road Carrollton, TX 101,174        101,174            N/A
Clonshaugh Industrial Estate Dublin, Ireland 20,000          -                     100%
Clonshaugh Development Site Dublin, Ireland 4 acres -                     N/A
YTD 2006 Acquisitions 121,174        101,174
Total 2005 & YTD 2006 3,610,522     921,440

Source:  Independent study by CCG Facilities Integration Inc. based on data center projects with improvements similar to DLR.
(1) Infrastructure only. Does not include electronic equipment. Assumes 60% ratio of data center to total building with all cost allocated to raised floor area.
(2) Reflects all owned properties and properties under contract as of March 1, 2006.
Replacement Cost Estimate
Replacement cost illustrates the value of DLR’s portfolio
DLR owns over 3.3M sq ft of improved data center space
(2)
Cost per Square Foot
Cost Components Low High
Land $40 $70
Building Shell 60 150
Electrical Systems $297 $396
Mechanical Systems (HVAC) 92 122
Fire Protection 21 29
Other Construction and Fees 130 173
Sub Total $540 $720
Total Development Costs $640 $940
Base Building
Data Center
Improvements (1)

DLR’s Value-Add Redevelopment Program
Growing demand for data centers
Limited supply of existing facilities
Existing data centers often do not satisfy electrical and
HVAC requirements of current web hosting, data storage
and IT applications
Robust demand from diverse industry sectors:
–
Financial services
–
Internet enterprises
–
Telecom applications providers
–
Energy companies
–
Healthcare
Objective:  Achieve attractive returns by providing corporate tenants with custom data center solutions

DLR’s competitive advantage
Inventory totals 1.2 million sf of vacant, redevelopment space:
–
Primarily located in Internet Gateway income producing
properties
• Approximately 735,000 sf
–
Stand alone, vacant buildings that posses electrical and
structural infrastructure necessary for conversion to data
center operations
• Approximately 500,000 sf located in Boston, NY metro, Dallas and
Austin
Redevelopment costs vary by building
–
Base building power, structural upgrades: $35 - $50 psf
–
Custom Data Center:  $450 to $650 psf (often funded by
tenants)
Stabilized income projected within 12 to 24 months
DLR’s unmatched sales and technical team offers tenants design, construction management, engineering and facilities management expertise

(1) Occupancy percentages exclude 1.1 million square feet of space held for redevelopment.
(2) GAAP rental revenues include total rent for both renewals and expansions.
Leasing drives internal growth
DLR executed 137 US leases (new and renewals) in 2005 contributing approximately $15.1M in GAAP rental revenues
(2)
2005 DLR Leasing Statistics
As of December 31, 2005, portfolio occupancy was 93.9% and “same store” was 94.5%
(1)
$20.00 psf 263,000 52 Non-Technical
$28.00 psf 82,000 2 Redevelopment
$78.00 psf 98,000 83 Data Center
Annualized
GAAP Rent
Total SF Leased # of Leases Type of Space

West Coast

West Coast

East Coast

DIGITAL REALTY TRUST

Case studies: DLR’s value-add leasing
Recent leasing illustrates effectiveness of DLR’s leasing and engineering team
• Executed new 10,000 sf suite
lease with IT services
company at approx. $100 psf
for 10 yr term
• Executed new 22,300 sf lease
with financial institution at an
average of $79 psf for 2.5 yr
term
•
Invested approx. $2.5M to
fully condition 10,000 sq. ft.
on a speculative basis
•
Designed and constructed
custom data center facility
for major international
finance institution
•
35,000 sf previously vacant
•
Prior rate approx. $25 psf
•
Executed new 60,000 sf lease
with global internet services
company at an average of
$22 psf NNN for 10 yr term
•
Provided tenant improvement
allowance of $10 psf; in
addition to significant
investment in space by
tenant
•
Designed and constructed
custom data center solution
•
60,000 sf vacant shell
redevelopment space
•
Executed new 10,000 sf lease
with international telecom at
approx. $57 psf for 10 yr term
•
Executed new 22,500 sf lease
with software company at
approx. $62 psf for 3 yr term
•
Invested approx. $10 psf to
enhance space
•
40,000 sf suite previously
vacant
•
Space substantially
conditioned by prior tenant
for data center operations
•
Prior rate approx. $36 psf
Result DLR Action Opportunity

34.3%
6.8%
8.8%
1.7
14.9%
12.6%
6.3%
3.7%
1.9%
2.9%
2006 2007 2008 2009 2010 2011 2012 2013 2014 Thereafter
DLR’s model features long-term, stable leases
• The average lease term is in excess of 12 years with over 7 years remaining
• Leases typically contain 3% annual rent bumps
8.5% in next 3 yrs
The stability of our long-term leases complements our growth
Note:
Excludes vacant square footage of 0.5 million square feet and space held for redevelopment as of December 31, 2005.
Lease Expiration as a % of Net Rentable Square Feet

Reported FFO of $0.36 per diluted share and unit for Q405 and $1.37 per diluted share and unit for fiscal year 2005
Significantly reduced our ratio of debt to total market capitalization to
33.3% at year-end 2005 from 42.1% at year-end 2004
Improved our fixed charge coverage ratio
(1)
to 2.5x for 4Q05 from 2.2x
for 3Q05 and our debt service coverage ratio
(2)
to 3.7x for 4Q05 versus
3.4x for 3Q05
Increased common dividend 8.7% on an annualized basis to $1.06 per share
DLR’s stock generated a total return to common shareholders of 78%
in 2005
Digital Realty’s financial results
(1)  Adjusted EBITDA divided by Cash Interest Expense at December 31, 2005.
(2)  Adjusted EBITDA divided by Fixed Charges at December 31, 2005.  Fixed Charges include Cash Interest Expense, Scheduled Debt
Principal Payments, and Preferred Dividends.

DLR recently released its preliminary 2006 forecast
Internal Growth
2006 projected FFO Per Share Guidance
(1)
:
$1.65 - $1.75
External Growth
(1)  Based on Company guidance confirmed on our March 2, 2006 Earnings Conference Call.
10 – 14%
FFO Per Share Growth
10 – 14%
FFO Per Share Growth
20 – 28%
Overall FFO Per Share Growth
Lease-Up
125,000 – 150,000 sq ft of basic
commercial space (gross rent
$19 / sq ft)
200,000 -  300,000 sq ft of highly
improved tech space (gross rent
$40 / sq ft)
Acquisitions
$200 - $400 million at 8.0% -
9.0% cap rate

SBC

AT&T

at&t

verizon

MCI

verizon

Maxtor → Seagate

Abgenix → AMGEN

DELIVERING ON THE

SAVVIS

TRANSFORMING INFORMATION TECHNOLOGY

Microsoft

DIGITAL REALTY TRUST

Improving overall credit quality of DLR portfolio
+ =
+ =
Approximately $18 million of base rental income, or over
11% of overall income, has
experienced an improvement in credit quality.
(1) As a result of a sublease relationship with Microsoft for 300,000 sq ft of space that is leased directly by Savvis.
(1)

DLR employs a conservative capital structure
Wtd Average Cost of Debt: 5.8%
Approximately 73% fixed rate debt
Recently executed $350M credit facility
which reduced borrowing cost and
increased flexibility
$181M outstanding on the credit facility
at December 30, 2005
Periodically refinancing high cost debt
with lower rate, longer term, fixed rate
financing
No debt maturing through 2008
(assuming extensions)
Total Market
Capitalization
(2)
$2,558.2M
Note: Based on December 31, 2005 financial statements.
(1)  Based on most recent company guidance for 2006 FFO per share ($1.65 - $1.75) confirmed on our Earnings Conference Call on March 2, 2006.
(2)  Based on closing price of DLR common stock ($27.83) at March 1, 2006.
Dividend Yield / Rate:    3.8% / $1.06
Projected FFO Payout Ratio
(1)
:
60.6% - 64.2%
Fixed Rate Debt
$550.5M
Variable Rate
Debt $198.5M
Preferred Stock
$166.8M
Equity (4)
$1,642.4M
22%
7%
64%
7%

Definition of Non-GAAP Financial Measures
This presentation includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other
GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.
Net Operating Income (NOI)
NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance, property taxes and insurance expenses (as reflected in statement of operations).  NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited.  Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI.  Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance.
Funds from Operations (FFO)
We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate
Investment Trusts, or NAREIT.  FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses)
from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs.  We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs.  However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.  Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO.
Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.

Definition of Non-GAAP Financial Measures
(continued)
EBITDA and Adjusted EBITDA
We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt and with respect to Adjusted EBITDA preferred dividends and minority interests. Adjusted EBITDA is EBITDA excluding minority interests and preferred stock dividends. In addition, we believe EBITDA and adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because
EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA.
Each of FFO,NOI, and Adjusted EBITDA exclude items that have real economic effect and could materially impact our results from operations, and therefore the utility of FFO, NOI, and Adjusted EBTIDA as a measure of our performance is limited.
Nothing contained herein is intended to revise the earnings, FFO or acquisition guidance we confirmed on our Earnings Conference Call dated March 2, 2006 and available on our website at www.digitalrealtytrust.com.

Digital Realty Trust

connecting

the worlds

of technology

and real estate